REIWA
APPROVED BY THE REAL ESTATE INSTITUTE OF WESTERN AUSTRALIA (INC) COPYRIGHT © REIWA 2012 FOR USE BY REIWA MEMBERS
Scarfone REAL ESTATE

STANDARD COMMERCIAL/ INDUSTRIAL PROPERTY LEASE (PART B)

not for retail premises or other premises where the Commercial tenancy (retail Shops) agreement act 1985 applies

Particulars of the Lease

- This document incorporates The Real Estate Institute of Western Australia (Inc.) 2006, General Terms and Conditions of the Lease contained in the document attached.
- Before using this document please read the notes at the front of the Real Estate Institute of Western Australia (Inc.) 2006 General Terms and Conditions of the Lease.

THIS LEASE is made	July	20	13
for the Premises at	Suite 8 342 Albany Highway VICTORIA PARK WA 6100		

1. Lessor:

Full Name:	Australian Institute of Conveyancers WA Division Inc		
Address:	PO Box 626, VICTORIA PARK WA 6100		
Telephone: Work	9361 1166	Home	
Facsimile		Email	ceo@aicwa.com.au
~~ACN~~/ABN	25 856 356 858	Mobile	0421 339 685

2. Lessee:

Full Name:			
Address:			
Telephone: Work		Home	
Facsimile		Email	
Full Name:			
Address:			
Telephone: Work		Home	
Facsimile		Email	
(if a corporation) Name:	Moneytech Pos Pty Ltd		
~~ACN~~/ABN	82 161 049 609		
Postal Address:	PO Box 2015, NORTH SYDNEY NSW 2059		
Address of Registered Office:			
Telephone	(02) 8907 2526	Mobile:	0407 070 213
Facsimile		Email	sonja.sandral@moneytech.com.au
Contact Name:			

standard commercial/industrial property lease (part b)

REIWA

Scarfone Real Estate

3. Guarantor:

Full Name:

Address:

Telephone: Work | Home | Mob:

Facsimile: | Email:

Full Name:

Address:

Telephone: Work | Home | Mob:

Facsimile: | Email:

4. Premises:

*The Land

*That part of the Land and Building situated at and known as

Suite 8
342 Albany Highway
VICTORIA PARK WA 6100

which is depicted as crosshatched or coloured on the annexed plan (if any).

* Delete the inapplicable

5. Land:

Lot 20 on ~~Diagram/Deposited/Plan~~/Strata Plan 20297 and being the whole of the land in Certificate of Title Volume 1943 Folio 229

6. Term:

24 months/~~years~~ commencing on the Date of Commencement.

7. Date of Commencement:

1 August 20 13

8. Further terms:

24 months/~~years~~ commencing on 1 August 20 15

months/years commencing on 20

9. Rent:

From the Date of Commencement until varied the Rent is $ 16,500 per annum, payable by instalments of $ 1,375.00 per month in advance on the first day of each month. (Rent is exclusive of GST, see clause 30)

10. Rent review dates:

During the Term:

Method	Review Date	Method	Review Date
B	1/8/2014		

During the Further Term:

Method	Review Date	Method	Review Date
A	1/8/2015		
B	1/8/2016		

Insert A,B,C,D or E for the Method of Rent Review.

11. Method of Rent Review:

Subject to clause 18 the Rent applicable from and including each Rent Review Date specified in Item 10 above is calculated by one of the following methods of rent review:

A Market Rent Review on that Rent Review Date
B CPI Rent on that Rent Review Date
C The Rent applicable immediately before that Rent Review Date increased by ______ % of that Rent.
D The greater of a Market Rent Review and CPI Rent on that Review Date
E

12. Lessor Chattels:

The Lessors Chatt'els included in the Lease are:

Complete with carpets, lights, air conditioning and existing office partitions as inspected.

13. Rate of Interest:

15% per annum calculated on a daily basis.

14. Painting and decorating intervals:

Within three (3) months before the end of each Term and Further Term granted or at earlier Termination.

15. Public Risk Insurance:

$20 million unless stated otherwise

16. Nature of Business and Permitted use:

The Permitted Use of the business is

Point of Sale Business

17. Outgoings Payable by the Lessee:

		THE LESSOR AGREES TO PAY (DENOTE WITH X)	THE LESSEE AGREES TO PAY (DENOTE WITH X)
(a)	Water Drainage and Sewerage Rates		X
(b)	Local Authority Rates including fire services levy		X
(c)	Land Tax and MRIT		X
(d)	Interest Charges on Outstanding Rates and Taxes		X
(e)	Water Consumed Beyond Allowance		X
(f)	Fire Services		X
(g)	Cleaning, Including Window and Rubbish Removal		X
(h)	Grounds Repairs and Maintenance		X
(i)	Building Repairs and Maintenance of a Non-Structural Nature		X
(j)	Building Insurance		X
(k)	Plate Glass Insurance		X
(l)	Public Liability Insurance (to a minimum of $10 million).		X
(m)	Property Management Fees		X
(n)	Common Area, Lighting and Power		X
(o)	Security		X
(p)	Toilet Requisites		X
(q)	Hot Water Systems Running and Repairs and Maintenance		X
(r)	Electricity and Gas and Telephone Services Consumed in the leased Premises		X
(s)	Air-conditioning Running and Repairs and Maintenance		X
(t)	Escalator & Lift: Running and Repairs and Maintenance	N/A	
(u)	Strata Company Levy		X
(v)	Pest Control		X
(w)			
(x)			
(y)			

18. Security Bond: $ 4,125.00

19. Special Clauses:

The Lessor to professionally clean carpets and inside of Suite as at Lease Commencement Date.

REIWA

REAL ESTATE INSTITUTE OF WESTERN AUSTRALIA

APPROVED BY THE REAL ESTATE INSTITUTE OF WESTERN AUSTRALIA (INC.) COPYRIGHT © REIWA 2012 FOR USE BY REIWA MEMBERS

Scarfone REAL ESTATE

ACCEPTANCE

SIGNED BY THE LESSOR OR THE LESSOR'S AGENT

(individual)

SIGNED by

(FULL NAME)

Signature

in the presence of:

Signature of Witness

Full name of Witness

Address of Witness

Occupation of Witness

(Corporation)

Australian Institute of Conveyancers WA Division Inc

Full Name of Corporation

25 856 356 858 ~~ACN~~/ABN

EXECUTED BY THE LESSOR PURSUANT)
TO ITS CONSTITUTION AND THE CORPORATIONS ACT)
)
)
)

Sole / Director

Full Name of Director

SIGNED BY THE LESSOR OR THE LESSOR'S AGENT

(individual)

SIGNED by

(FULL NAME)

Signature

in the presence of:

Signature of Witness

Print full name of Witness

Address of Witness

Occupation of Witness

(Corporation)

Australian Institute of Conveyancers WA Division Inc

Full Name of Corporation

25 856 356 858 ~~ACN~~/ABN

EXECUTED BY THE LESSOR PURSUANT)
TO ITS CONSTITUTION AND THE CORPORATIONS ACT)
)
)
)

Director / Secretary

Full Name of Director / Secretary

ACCEPTANCE

SIGNED BY THE LESSEE
(individual)

SIGNED by

(FULL NAME)

Signature

in the presence of:

Signature of Witness

Full name of Witness

Address of Witness

Occupation of Witness

(Corporation)

Moneytech Pos Pty Ltd

Full Name of Corporation

82 161 049 609

~~ACN~~/ABN

EXECUTED BY THE LESSEE PURSUANT)
TO ITS CONSTITUTION AND THE CORPORATIONS ACT)

[signature]

[illegible] / Director

MARK CAMERON

Full Name of Director

SIGNED BY THE LESSEE
(individual)

SIGNED by

(FULL NAME)

Signature

in the presence of:

Signature of Witness

Print full name of Witness

Address of Witness

Occupation of Witness

(Corporation)

Full Name of Corporation

ACN/ABN

EXECUTED BY THE LESSEE PURSUANT)
TO ITS CONSTITUTION AND THE CORPORATIONS ACT)

[signature]

Director / Secretary

HUGH EVANS.

Full Name of Director / Secretary

ACCEPTANCE

SIGNED BY THE GUARANTOR

(individual)

SIGNED by

(FULL NAME)

Signature

in the presence of:

Signature of Witness

Full name of Witness

Address of Witness

Occupation of Witness

(Corporation)

Full Name of Corporation

ACN/ABN

EXECUTED BY THE GUARANTOR PURSUANT)
TO ITS CONSTITUTION AND THE CORPORATIONS ACT)
)
)
)

Sole / Director

Full Name of Director

SIGNED BY THE GUARANTOR

(individual)

SIGNED by

(FULL NAME)

Signature

in the presence of:

Signature of Witness

Print full name of Witness

Address of Witness

Occupation of Witness

(Corporation)

Full Name of Corporation

ACN/ABN

EXECUTED BY THE GUARANTOR PURSUANT)
TO ITS CONSTITUTION AND THE CORPORATIONS ACT)
)
)
)

Director / Secretary

Full Name of Director / Secretary

A true copy of this document has been received by each of the signatories hereto - together with a copy of the Real Estate Institute of Western Australia (inc) 2006 General Terms and Conditions of the Lease in the attached document